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                                                     March 10, 2000

InterNAP Network Services
         Corporation
601 Union Street
Suite 1000
Seattle, Washington 98101


Ladies and Gentlemen:


         Each of Morgan Stanley Venture Partners III, L.P., Morgan Stanley Venture Investors III, L.P. and The Morgan Stanley Venture Partners Entrepreneur Fund, L.P. (collectively, the "Funds") hereby irrevocably agrees with InterNAP Network Services Corporation (the "Company") to vote all shares of common stock of the Company beneficially owned in aggregate by the Funds in excess of 9.9% of the outstanding shares of common stock of the Company in proportion to all votes cast by the other holders of common stock of the Company (as determined by the Company and excluding for these purposes all shares of common stock beneficially owned by the Funds).


                                    Sincerely,


                               Morgan Stanley Venture Partners III, L.P.
                               Morgan Stanley Venture Investors III, L.P.
                               The Morgan Stanley Venture Partners Entrepreneur
                                        Fund, L.P.

                               By:  Morgan Stanley Venture Partners III, L.L.C.,
                                       its general partner

                               By:  Morgan Stanley Venture Partners III, Inc.,
                                       its institutional managing member

                               By: /s/ Debra Abramovitz
                                  -------------------------------
                                  Name: Debra Abramovitz
                                  Title: Vice President

Accepted as of the date
  first above mentioned

InterNAP Network Services Corporation
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By: /s/ Paul E. McBride
   ------------------------------
   Name: Paul E. McBride
   Title: Vice President and Chief Financial Officer